Exhibit 99.3
SECOND AMENDMENT TO CONTRIBUTION AND SALE AGREEMENT
     This Second Amendment to Contribution and Sale Agreement (this “Amendment”), dated January 30, 2006, is made and entered by and among Royal Tallahassee Partnership, Royal Tallahassee Partnership II Limited Partnership, Royal Tallahassee III Partnership, Royal Gainesville Limited Partnership, Royal Orlando Limited Partnership, Royal Lexington Limited Partnership, Royal Tucson Entrada Real Limited Partnership, Royal Texas-Tennessee Limited Partnership, Royal Texas-Tennessee II Limited Partnership, Raiders Pass Phase II Limited Partnership, Royal San Marcos Limited Partnership and Royal San Antonio Limited Partnership (collectively, the “Contributors”), on the one hand, and American Campus Communities, Inc. (the “Company”) and American Campus Communities Operating Partnership LP (the “Operating Partnership” and, together with the Company, the “Contributee”), on the other hand.
     WHEREAS, the Contributors and the Contributee have entered into a Contribution and Sale Agreement, dated as of December 2, 2005 (as amended, the “Contribution Agreement”); and
     WHEREAS, the Contributors and the Contributee desire to amend the Contribution Agreement as set forth herein.
     NOW, THEREFORE, the Contributors and the Contributee agree as follows:
     1. Capitalized Terms. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Contribution Agreement.
     2. Amendments to Certain Definitions. The following definitions in Article 1 of the Contribution Agreement are hereby amended to read as follows:
“Closing Date” shall mean the date of the Closing, which shall occur on or before 23 days after the Earnest Money becomes non-refundable pursuant to Section 4.4.
“Inspection Period” shall mean the period beginning on the Effective Date and ending 67 days after the Effective Date.
     3. Property Information. Notwithstanding anything to the contrary contained in the Contribution Agreement, it is agreed and understood that the Property Information and other materials, data and information provided by the Contributors through the end of the Inspection Period shall be deemed to have satisfied the requirements of Article 6 of the Contribution Agreement, other than with respect to those items listed on Exhibit A hereto; provided however that after the date of this Amendment, the Operating Partnership may continue to request, and the Contributors will use best effort to provide, any additional information, data and materials concerning or related to the Properties and/or the Contributors requested by the Contributee.

     4. Waiver. The Contributee, on the one hand, and the Contributors, on the other hand, each waive any breach of the Contribution Agreement and any claim of breach, delay or extension, in each case, related to or arising from the failure or the alleged failure of the other occurring on or prior to the date of this Amendment to provide any Property Information or any other reports, data, materials or other information within the time period(s) specified therefor (if any) in the Contribution Agreement, it being agreed and understood that the extension of the Inspection Period from 60 days to 67 days is the sole and exclusive right and remedy of the parties hereto.
     5. Ratification. Except as otherwise expressly provided in this Amendment, the Contribution Agreement is hereby ratified and confirmed and shall continue in full force and effect in accordance with its terms.
     6. Counterparts. This Amendment may be executed in identical counterparts, which when taken together shall constitute one and the same instrument. A counterpart transmitted by facsimile shall be deemed an original for all purposes.
[signature pages follow]

          IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

AMERICAN CAMPUS COMMUNITIES, INC.

By:

Name:

Title:

AMERICAN CAMPUS COMMUNITIES
OPERATING PARTNERSHIP LP

By: American Campus Communities Holdings LLC, its general partner

By:

Name:

Title:

ROYAL TALLAHASSEE PARTNERSHIP

By:
Michael J. Henneman
General Partner

By:	Keeling Family Irrevocable Trust u/t/a
dated 12/31/92
General Partner

Michael J. Henneman, attorney in fact

By:	Rodrick L. Schmidt
General Partner

Michael J. Henneman, attorney in fact

By:	David F. Keeling
General Partner

Michael J. Henneman, attorney in fact

By:	Arthur J. Thoma
General Partner

Michael J. Henneman, attorney in fact

ROYAL TALLAHASSEE PARTNERSHIP II
LIMITED PARTNERSHIP

By:

Michael J. Henneman
General Partner

By:	Rodrick L. Schmidt
General Partner

Michael J. Henneman, attorney in fact

By:	Eric S. Worner
General Partner

Michael J. Henneman, attorney in fact

By:	David F. Keeling
General Partner

Michael J. Henneman, attorney in fact

ROYAL TALLAHASSEE III PARTNERSHIP

By:

Michael J. Henneman General Partner

By:	Keeling Family Irrevocable Trust u/t/a dated
12/31/92
General Partner

Michael J. Henneman, attorney in fact

By:	Rodrick L. Schmidt
General Partner

Michael J. Henneman, attorney in fact

By:	David F. Keeling
General Partner

Michael J. Henneman, attorney in fact

By:	Eric S. Worner
General Partner

Michael J. Henneman, attorney in fact

ROYAL LEXINGTON LIMITED PARTNERSHIP

By:	Royal Lexington General Partnership, an
Illinois general partnership, its general
partner

By:	David F. Keeling
General Partner

Michael J. Henneman, attorney in fact

By:

Michael J. Henneman
General Partner

By:	Rodrick L. Schmidt
General Partner

Michael J. Henneman, attorney in fact

By:	Eric S. Worner
General Partner

Michael J. Henneman, attorney in
fact

ROYAL GAINESVILLE LIMITED
PARTNERSHIP

By:	Gainesville Partners, an Illinois general
partnership, its general partner

By:

Michael J. Henneman
General Partner

By:	Rodrick L. Schmidt
General Partner

Michael J. Henneman, attorney in
fact

By:	Eric S. Worner General Partner

Michael J. Henneman, attorney in fact

By:	David F. Keeling
General Partner

Michael J. Henneman, attorney in
fact

ROYAL ORLANDO LIMITED PARTNERSHIP

By:	Royal Orlando Northgate L.L.C., an Illinois
limited liability company

By:

Michael J. Henneman
Manager

By:

Rodrick L. Schmidt
Manager

By:

Eric S. Worner
Manager

ROYAL TUCSON ENTRADA REAL LIMITED
PARTNERSHIP (f/k/a Royal Tucson Limited
Partnership)

By:	Royal Tucson, L.L.C., an Illinois limited
liability company, its general partner

By:

Michael J. Henneman
Manager

By:

Rodrick L. Schmidt
Manager

ROYAL TEXAS – TENNESSEE LIMITED
PARTNERSHIP

By:	Royal Texas-Tennessee LLC, an Illinois limited liability company, its general partner

	By:	RSMH Texas-Tennessee LLC, an Illinois limited liability company, its manager

By:

Michael J. Henneman
Manager and Member

By:

Rodrick L. Schmidt
Manager and Member

RAIDERS PASS PHASE II LIMITED
PARTNERSHIP

By:	Raiders Pass Phase II LLC, an Illinois limited liability company, its general partner

	By:	RSMH Raiders Pass Phase II LLC, an Illinois limited liability company, its manager

By:

Michael J. Henneman
Manager

By:

Rodrick L. Schmidt
Manager

ROYAL TEXAS – TENNESSEE II LP

By:	Royal Texas-Tennessee II LLC, an Illinois limited liability company, its general partner

	By:	RSMH Texas-Tennessee II LLC, an Illinois limited liability company, its manager

By:

Michael J. Henneman
Manager and Member

By:

Rodrick L. Schmidt
Manager and Member

ROYAL SAN MARCOS L.P.

By:	Royal San Marcos LLC, an Illinois limited liability company

	By:	RSMH San Marcos LLC, an Illinois limited liability company, its manager

By:

Michael J. Henneman
Manager and Member

By:

Rodrick L. Schmidt
Manager and Member

ROYAL SAN ANTONIO L.P.

By:	Royal San Antonio LLC, an Illinois limited liability company, its general partner

	By:	RSMH San Antonio LLC, an Illinois limited liability company, its manager

		By:	Schmidt Family Trust, its manager

By:

Rodrick L. Schmidt
Trustee

		By:	Henneman Family Trust, its manager

By:

Michael J. Henneman
Trustee